                                                                   Exhibit 10.28


                                                                EXECUTION COPY


                                    AMENDMENT

            AMENDMENT, dated as of December 24, 1997 (this "Amendment"), to the Credit Agreement, dated as of October 16, 1996 (as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among GULFSTREAM DELAWARE CORPORATION, a Delaware corporation, the several lenders from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Company has requested that the Administrative Agent, with the consent of the Required Lenders, amend certain provisions of the Credit Agreement; and

            WHEREAS, the Administrative Agent, with the consent of the Required Lenders, is agreeable to the requested amendments, but only on the terms and subject to the conditions set forth herein;

            NOW THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

            2. Amendments to Subsection 8.11. (a) Subsection 8.11(e) of the Credit Agreement is hereby amended by deleting the word "and" at the end of such subsection.

            (b) Subsection 8.11(f) of the Credit Agreement is hereby amended by deleting the existing subsection 8.11(f) in its entirety and by substituting in lieu thereof the following new subsection 8.11(f):

                  "(f) so long as no Default or Event of Default has occurred or would occur after giving effect to such declaration or payment, the Company may, at any time that (i) the Leverage Ratio in effect is equal to or less than 1.5:1.0 or (ii) the aggregate principal amount of Term Loans then outstanding is less than $200,000,000, declare and pay cash
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                                                                               2


            dividends to Holdings on the common stock of the Company, provided that the aggregate amount thereof paid in any fiscal year of the Company, together with any Stock Repurchase Dividends (as defined below) made under paragraph (g) of this subsection 8.11 during such fiscal year, does not exceed an amount equal to 25% of Consolidated Net Income for such fiscal year; and"

            (c) Subsection 8.11 of the Credit Agreement is hereby amended by adding the following new paragraph (g) to the end of such subsection:

                  "(g) so long as no Default or Event of Default has occurred or would occur after giving effect to such declaration or payment, the Company may, at any time and from time to time, declare and pay cash dividends to Holdings on the common stock of the Company, in an aggregate amount of up to $200,000,000, in order to enable Holdings to repurchase shares of its own common stock for an aggregate purchase price of $200,000,000 pursuant to a share repurchase program (such cash dividends, the "Stock Repurchase Dividends"), provided that the Company does not use more than $100,000,000 in proceeds from Revolving Credit Loans to finance such Stock Repurchase Dividends (it being understood that this proviso shall in no way limit the Company from using proceeds from Revolving Credit Loans for any other purpose)."

            3. Effectiveness. This Amendment shall become effective as of the date the Administrative Agent shall have received counterparts hereof duly executed by the Company, the Administrative Agent and the Required Lenders.

            4. Representations and Warranties. The Company hereby represents and warrants that each of the representations and warranties in or pursuant to
Section 5 of the Credit Agreement or which are contained in any other Credit Document or in any certificate, document or financial or other statement furnished by or on behalf of Holdings, the Company or any Subsidiary thereof shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the date hereof (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

            5. Continuing Effect of Credit Agreement. This Amendment shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Administrative Agent and/or the Lenders. Except as amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            6. Counterparts. This Amendment may be executed in counterparts and all of the said counterparts taken together shall be deemed to constitute one and the same instrument.
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                                                                               3


            7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            8. Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.
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                                                                               4


            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                        GULFSTREAM DELAWARE CORPORATION


                                        By: /s/ Robert L. Williams
                                            ----------------------------------
                                            Title: Vice President & Treasurer


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Lender


                                        By: /s/ William J. Caggiano
                                            ----------------------------------
                                            Title: Managing Director


                                        ARAB BANKING CORP.


                                        By: /s/ Louise Bilbro
                                            ----------------------------------
                                            Title: Vice President


                                        BANK OF AMERICA


                                        By: /s/ Debra Seiter
                                            ----------------------------------
                                            Title: Vice President


                                        BANK OF NEW YORK


                                        By: /s/ David C. Siegel
                                            ----------------------------------
                                            Title: Vice President


                                        BANK OF TOKYO-MITSUBISHI TRUST


                                        By: /s/ Joseph P. Devoe
                                            ----------------------------------
                                            Title: Vice President
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                                                                               5


                                        CAPTIVA FINANCE LTD.


                                        By: /s/ Illegible
                                            ----------------------------------
                                            Title: Director


                                        CERES FINANCE, LTD.


                                        By: /s/ Illegible
                                            ----------------------------------
                                            Title: Director


                                        MEDICAL LIABILITY MUTUAL INSURANCE


                                        By: /s/ Reginald J. Woodard
                                            ----------------------------------
                                            Title: Assistant Vice President


                                        CREDITANSTALT CORPORATE FINANCE, INC.


                                        By: /s/ Clifford L. Weils
                                            ----------------------------------
                                            Title: Vice President


                                        CITIBANK, N.A.


                                        By: /s/ Larry Farley
                                            ----------------------------------
                                            Title: Attorney-In-Fact


                                        CREDIT LYONNAIS


                                        By: /s/ Philippe Soustra
                                            ----------------------------------
                                            Title: Senior Vice President





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                                                                               6


                                        DAI-ICHI KANGYO


                                        By: /s/ Stephanie Rogers
                                            ----------------------------------
                                            Title: Vice President


                                        BANKBOSTON, N.A.


                                        By: /s/ Illegible
                                            ----------------------------------
                                            Title: Division Executive


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By: /s/ Gregory J. Sjullie
                                            ----------------------------------
                                            Title: Vice President


                                        INDUSTRIAL BANK OF JAPAN, LTD.


                                        By: /s/ Takuya Honjo
                                            ----------------------------------
                                            Title: Senior Vice President


                                        KREDIETBANK


                                        By: /s/ Robert Seauffer
                                            ----------------------------------
                                            Title: Vice President

                                        By: /s/ Tod R. Angus
                                            ----------------------------------
                                            Title: Vice President



                                        LTCB TRUST COMPANY


                                        By:
                                            ----------------------------------
                                            Title:
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                                                                               7


                                        LEHMAN COMMERCIAL PAPER INC.


                                        By: /s/ Michele Swanson
                                            ----------------------------------
                                            Title: Authorized Signatory


                                        MARINE MIDLAND BANK, N.A.


                                        By: /s/ Illegible
                                            ----------------------------------
                                            Title: Authorized Signatory #8891


                                        MERRILL LYNCH PRIME RATE PORTFOLIO

                                        By: Merrill Lynch Asset  Management,
                                            L.P., as Investment Advisor


                                        By: /s/ Gilles Marchand
                                            ----------------------------------
                                            Title: Authorized Signatory


                                        MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                        INC.


                                        By: /s/ Gilles Marchand
                                            ----------------------------------
                                            Title: Authorized Signatory


                                        MITSUBISHI TRUST & BANKING CORP.


                                        By: /s/ Scott J. Paige
                                            ----------------------------------
                                            Title: Senior Vice President


                                        NATIONSBANK N.A.


                                        By:
                                            ----------------------------------
                                            Title:

                                        PNC BANK, N.A.


                                        By: /s/ Robert Mitchell
                                            ----------------------------------
                                            Title: Vice President


                                        SOCIETE GENERALE


                                        By: /s/ Illegible
                                            ----------------------------------
                                            Title: V.P., Manager


                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Mark R. Olman
                                            ----------------------------------
                                            Title: Vice President


                                        VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                        INCOME TRUST


                                        By: /s/ Jeffrey W. Maillet
                                            ----------------------------------
                                            Title: Sr. Vice President &
                                                   Director


                                        YASUDA TRUST & BANKING COMPANY


                                        By:
                                            ----------------------------------
                                            Title:





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                                                                               9


The undersigned guarantors hereby
consent to the foregoing Amendment:

GULFSTREAM AEROSPACE CORPORATION,
a Delaware Corporation

By: /s/ Robert L. Williams
    ----------------------------------
Title: Vice President & Treasurer


GULFSTREAM AEROSPACE CORPORATION,
a Georgia Corporation

GULFSTREAM AEROSPACE CORPORATION,
D/B/A GULFSTREAM AEROSPACE
TECHNOLOGIES,
an Oklahoma Corporation

GULFSTREAM AEROSPACE CORPORATION,
a California Corporation


By: /s/ Robert L. Williams
    ----------------------------------
Title: Vice President & Treasurer